UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 27, 2016, the Registrant and its wholly owned subsidiaries Lippert Components, Inc. and Lippert Components Canada, Inc. (collectively, the “Company”) entered into an agreement (the “Credit Agreement”) for a line of credit with JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Bank of America, N.A., and 1st Source Bank (collectively, the “Lenders”). The Credit Agreement amends and restates the Company’s existing line of credit, which was scheduled to expire on January 1, 2019, and now expires on April 27, 2021. The Company had no borrowings under the prior facility at the date of signing the Credit Agreement. In connection with this amendment and restatement, the line of credit was increased from $100.0 million to $200.0 million, and contains a feature allowing the borrowing entities to draw up to $50 million in approved foreign currencies, including Australian dollars, Canadian dollars, pound sterling and euros. The maximum borrowings under the line of credit can be further increased by $125.0 million upon approval of the Lenders. Interest on borrowings under the line of credit is designated from time to time by the Company as either (i) the Alternate Base Rate (defined in the Credit Agreement as the greatest of (a) the Prime Rate of JPMorgan Chase, (b) the federal funds effective rate plus 0.5 percent and (c) the Adjusted LIBO Rate (as defined in the Credit Agreement) for a one month interest period plus 1.0 percent), plus additional interest ranging from 0.0 percent to 0.625 percent depending on the Company’s performance and financial condition, or (ii) the Adjusted LIBO Rate for a period equal to one, two, three, six or twelve months as selected by the Company, plus additional interest ranging from 1.0 percent to 1.625 percent depending on the Company’s performance and financial condition.

The description of the Credit Agreement contained herein is a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

On April 27, 2016, the Company also amended and restated its $150.0 million “shelf-loan” facility with PGIM, Inc. and its affiliates (“Prudential”), pursuant to which $50.0 million of the Company’s 3.35% Series A Senior Notes due March 20, 2020 are currently outstanding. The facility provides for Prudential to consider purchasing, at the Company’s request, in one or a series of transactions, Senior Promissory Notes of the Company in the aggregate principal amount of up to $150.0 million, to mature no more than twelve years after the date of original issue of each Senior Promissory Note. Prudential has no obligation to purchase the Senior Promissory Notes. Interest payable on the Senior Promissory Notes will be at rates determined by Prudential within five business days after the Company issues a request to Prudential. This facility expires on February 24, 2017.

The description of the Note Purchase and Private Shelf Agreement contained herein is a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the Note Purchase and Private Shelf Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.7 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

10.1
Third Amended and Restated Credit Agreement dated as of April 27, 2016 among Drew Industries Incorporated, Lippert Components, Inc., Lippert Components Canada, Inc., JPMorgan Chase Bank, N.A., individually and as Administrative Agent, Wells Fargo Bank N.A., individually and as Documentation Agent, Bank of America, N.A., and 1st Source Bank (together with JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Bank of America, N.A., the “Lenders”)

10.2
Form of Revolving Credit Note dated as of April 27, 2016 by Lippert Components, Inc., and Lippert Components Canada, Inc., payable to the order of the Lenders pursuant to that certain Third Amended and Restated Credit Agreement

10.3
Fourth Amended and Restated Pledge and Security Agreement dated as of April 27, 2016, made by Drew Industries Incorporated, Lippert Components, Inc. and certain subsidiaries thereof, in favor of JPMorgan Chase Bank, N.A. as Collateral Agent

10.4	Fourth Amended and Restated Company Guarantee Agreement dated as of April 27, 2016, made by Drew Industries Incorporated, with and in favor of JPMorgan Chase Bank, N.A. as Administrative Agent

10.5
Fourth Amended and Restated Subsidiary Guarantee Agreement dated as of April 27, 2016, made by certain subsidiaries of Drew Industries Incorporated and Lippert Components, Inc., with and in favor of JPMorgan Chase Bank, N.A. as Administrative Agent

10.6
Fourth Amended and Restated Subordination Agreement dated as of April 27, 2016, made by Drew Industries Incorporated and certain subsidiaries of Drew Industries Incorporated, with and in favor of JPMorgan Chase Bank, N.A. as Administrative Agent

10.7	Fourth Amended and Restated Note Purchase and Private Shelf Agreement dated as of April 27, 2016, by and among PGIM, Inc. and Affiliates, and Lippert Components, Inc., guaranteed by Drew

Industries Incorporated

10.8	Form of Shelf Note of Lippert Components, Inc. pursuant to the Fourth Amended and Restated Note Purchase and Private Shelf Agreement

10.9	Second Amended and Restated Parent Guarantee Agreement dated as of April 27, 2016, made by Drew Industries Incorporated in favor of PGIM, Inc. and the Noteholders thereto from time to time

10.10
Second Amended and Restated Subsidiary Guarantee Agreement dated as of April 27, 2016, made by certain subsidiaries (other than Lippert Components, Inc.) of Drew Industries Incorporated, in favor of PGIM, Inc. and the Noteholders thereto from time to time

10.11
Second Amended and Restated Pledge and Security Agreement dated as of April 27, 2016, made by Drew Industries Incorporated, Lippert Components, Inc., Lippert Components Manufacturing, Inc. and the other Subsidiary Guarantors, in favor of JPMorgan Chase Bank, N.A., as Collateral Agent for the benefit of the Noteholders

10.12
Second Amended and Restated Subordination Agreement dated as of April 27, 2016, made by Lippert Components, Inc., Drew Industries Incorporated and certain subsidiaries of Drew Industries Incorporated, with and in favor of PGIM, Inc. and the Noteholders thereto from time to time

10.13
Second Amended and Restated Collateral Agency Agreement dated as of April 27, 2016, by and among Lippert Components, Inc. and PGIM, Inc. and the Noteholders thereto from time to time, and JPMorgan Chase Bank, N.A. as collateral agent for the Noteholders

10.14
Third Amended and Restated Intercreditor Agreement dated as of April 27, 2016 by and among PGIM, Inc. and Affiliates, JPMorgan Chase Bank, N.A. (as Administrative Agent, as Credit Agreement Collateral Agent and Notes Collateral Agent)

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By: /s/ David M. Smith David M. Smith Chief Financial Officer

Dated: May 3, 2016

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